Exhibit 99.18

             ASSIGNMENT OF RENTS AND LEASES


THIS ASSIGNMENT OF RENTS AND LEASES (this "Assignment"), is made this 29th day of September, 1999 by PITTSFIELD MOLD & TOOL, INC., a Massachusetts corporation with a mailing address, for the purposes hereof at 10 Betnr Industrial Drive, Pittsfield, Massachusetts 01201 (the "Borrower") for the benefit of BERKSHIRE BANK, a Massachusetts banking corporation, with its office and principal place of business at 24 North Street, Pittsfield, Massachusetts 01201 (the "Lender").

               W I T N E S S E T H:

Reference is made to two promissory notes (collectively, the "Note") of even date herewith in the principal amounts of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00) and ONE MILLION NINE HUNDRED THOUSAND and NO/100 DOLLARS ($1,900,000.00), respectively, (collectively, the "Loan"), from the Borrower as maker, to Lender as payee, to mortgages of even date herewith granted by the Borrower to Lender securing the Note (collectively, the "Mortgage") encumbering premises located at 10 Betnr Industrial Drive, Pittsfield, Massachusetts, described on Exhibit A attached hereto and made a part hereof (the "Premises"), and to any and all other documents executed by either party evidencing, securing and/or relating to the Loan (all of which are collectively referred to herein as the "Loan Documents").

In order to secure further the prompt payment of the Loan and performance of the obligations of Borrower under the Loan Documents, and in consideration of the Loan, the Borrower does hereby assign, transfer, and set over unto Lender (i) all rents and other payments required of lessees, tenants, occupants, licensees, concessionaires, or other persons or parties (hereinafter collectively referred to as "Tenants"), whether or not designated as rent or additional rent (including, without limitation, security deposits, tax or operating expense escalation payments, percentage rent, or any other payments from any license, use permit, or concession), (items in the nature of monetary payments described herein are collectively referred to herein as "Rents") arising from any rental units, space or rentable facilities within, on or appurtenant to the Premises or any portion thereof, whether under existing leases, licenses, tenancies, occupancies, or concessions or agreements of any sort, written or unwritten (collectively referred to as "Leases"), or under any Leases hereafter arising, and (ii) all of the Borrower's contractual rights, including, without limitation, the Leases, now existing or hereafter arising between the Borrower and any Tenant with respect to the Premises, regardless of whether or not such rights run with the land.

The Borrower shall have a revocable license to collect and receive the Rents and to retain, use and enjoy such rents and to exercise and enforce the Borrower's contractual rights with respect to the Premises described in item (ii) above. This license may be revoked by the Lender without notice to the Borrower upon the occurrence of an Event of Default (after any applicable notice provisions have been complied with and cure provisions have expired) by the Borrower under the terms of any of the Loan Documents.

The Borrower hereby authorizes Lender, its employees and agents, at Lender's option, after the occurrence of an Event of Default (after any applicable notice provisions have been complied with and cure provisions have expired) under any of the Loan Documents and without notice, to enter upon the Premises and to collect, in the name of the Borrower or in Lender's name as assignee, the Rents accrued but unpaid and in arrears at the date of such default, as well as the Rents thereafter accruing and becoming payable. The Borrower further agrees that the Borrower shall facilitate in all reasonable ways Lender's collection of said Rents, and shall, upon request of Lender, execute a written notice to each Tenant directing the Tenant to pay rent to Lender.

The Borrower also authorizes Lender, its employees and agents, at its option after any Event of Default (after any applicable notice provisions have been complied with and cure provisions have expired) under any of the Loan Documents, to enforce all or any of such contractual rights as may have been assigned hereby, and the Borrower hereby irrevocably appoints Lender as its attorney-in-fact, which appointment is acknowledged by the parties hereto to be coupled with an interest, to do all acts pertaining thereto in its place and stead.

The Borrower also authorizes Lender, its employees and agents, upon such entry, at its option, to take over and assume the management, operation and maintenance of the Premises and, in connection therewith, to perform all acts and to expend such sums out of the Rents or any other income of the Premises as Lender may deem advisable, in the same manner and to the same extent as the Borrower might do, including the right to enter into new Leases, to cancel or surrender existing Leases, to alter or amend the terms of existing Leases, to renew existing Leases, or to make concessions to or deal in any other way with Tenants or to exercise any other rights granted to Lender hereunder. The Borrower hereby releases all claims against Lender arising out of or in connection with such management, operation, and maintenance unless Lender shall be deemed by a court of competent jurisdiction to have acted in bad faith or with gross negligence.

Lender shall, after payment of all costs and expenses, including reasonable attorneys' fees and reasonable compensation to itself or to such managing agent as it shall, in the exercise of its sole judgment, select and employ, and after the accumulation of all proper reserves (including, without limitation, reserves for taxes, assessments, utilities, and fire and liability insurance) credit the net amount of income received by it from the Premises by virtue of this Assignment to any amounts due and owing to it by Borrower under the terms of any of the Loan Documents. The manner of the application of such net income and what items shall be credited shall be determined in the exercise of the sole discretion of the Lender. Lender shall not be accountable for more monies than it actually receives from the Premises nor shall it be liable for failure to rent or lease vacant space, collect Rents or enforce other obligations of Tenants. Lender shall make reasonable efforts to collect Rents, reserving, however, within its own discretion, the right to determine the method of collection and the extent to which enforcement of collection of delinquent Rents or the eviction of delinquent Tenants shall be prosecuted.

The Borrower covenants and warrants to Lender that neither the Borrower nor any previous owner has executed any prior assignment or pledge of the Rents of the Premises or any other contract rights hereby assigned nor any prior assignment or pledge of the Borrower's or other landlord's interest in any lease of the whole or any part of the Premises. The Borrower also hereby covenants and agrees not to collect the Rents of the Premises more than thirty (30) days in advance, other than such payments as are required to be paid in advance by the terms of any lease which has been approved by Lender, and further agrees not to do any other act which would destroy or impair the benefits to Lender of this Assignment.

The Borrower shall not, without having obtained the prior written consent of Lender (which consent shall not be unreasonably withheld): (a) release Tenants from any liability under the Leases or otherwise, or consent to, suffer or permit or waive any act or omission on the part of the Tenants which would otherwise constitute a default under the Leases; or (b) cancel or surrender existing Leases or alter or amend the terms of any Leases.

Lender shall not be obligated to perform or discharge any obligation, duty or liability under any Leases, and the Borrower shall indemnify and hold Lender harmless from any liability, loss, or damage which it might incur under the Leases, by reason of this Assignment or from any other claims or demands which may be asserted against Lender by reason of any alleged obligation or undertaking on its part to be performed or discharged under any of the Leases. If Lender incurs any such liability, loss or damage in the defense of any such claims or demands, the Borrower shall immediately, upon demand, reimburse Lender for the amount thereof, including costs, expenses, and attorneys' fees and any failure to promptly reimburse Lender shall cause such amounts to be added to the debt secured by the Loan Documents and shall earn interest at the Interest Rate set forth in the Note.

Entry by Lender upon the Premises under the terms of this Assignment shall not constitute Lender a "mortgagee in possession" in contemplation of law, except at the option of Lender expressed in writing.

The provisions of this Assignment shall be binding upon the Borrower and the Borrower's legal representatives, successors and assigns and shall inure to the benefit of the Lender and its successors and assigns. The word "Borrower" shall be construed to mean any one or more persons or parties who are holders of the legal title or equity of redemption on the Premises.

This Assignment shall remain in full force and effect as long as the obligations secured by the Loan Documents remain outstanding and only a discharge of the Mortgage appearing of record where the Mortgage is recorded shall operate as a release of all of Lender's rights and interest hereunder.

IN WITNESS WHEREOF, Borrower has caused this instrument to be executed by William A. Frey, III, its duly authorized President and Treasurer, and its corporate seal to be hereunto affixed as of the date first above written.


                          PITTSFIELD MOLD & TOOL, INC.

                          By: /s/ William A. Frey, III
                           William A. Frey, III,
                           President and Treasurer


           COMMONWEALTH OF MASSACHUSETTS

BERKSHIRE, ss.                     September 29, 1999

Then personally appeared the above-named William A. Frey, III,
President and Treasurer, who acknowledged the foregoing instrument to be the free act and deed of Pittsfield Mold & Tool, Inc., before me,


                      /s/ Gerald A. Denmark
                      Gerald A. Denmark, Notary Public
                      My Commission Expires:  7/27/01